BLACKROCK FUNDSSM
BlackRock Small Cap Growth Equity Portfolio

(the “Fund” or “Small Cap Growth Equity”)

Supplement dated March 1, 2013 to the
Prospectus of the Fund dated January 28, 2013

On February 21, 2013, the Board of Trustees of BlackRock FundsSM (the “Trust”) approved a proposal to amend the Fund’s investment objective, strategies and process. These changes will become effective on May 1, 2013, and are described below.

Investment Objective, Strategies and Process

The Fund’s investment objective will be to seek long-term capital growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The Fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. The Fund management team focuses on small capitalization companies that Fund management believes have above average prospects for earnings growth. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines these companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $101 million and $2.6 billion as of June 30, 2012) or the S&P SmallCap 600® Index (between $39 million and $3.3 billion as of June 30, 2012). The market capitalizations of companies in each index change with market conditions and the composition of the index. The Fund will not sell a company’s securities solely because that company’s market capitalization rises above the Fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. In the future, the Fund may define small-capitalization companies using a different index or classification system.

From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, warrants, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

As additional “other” strategies, the Fund may invest in debt securities, indexed and inverse securities and real estate investment trusts (“REITs”). The Fund may enter into repurchase agreements or purchase and sale contracts. The Fund may also lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. In addition, the Fund may invest in foreign securities and the current 10% limit on such investments is hereby removed.

The Fund will seek to pursue its investment objective by investing in small cap growth securities in a disciplined manner using proprietary return forecast models. These forecast models are designed to identify aspects of mispricing across stocks, which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.

The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of investments.

The section of the prospectus captioned “Fund Overview – Principal Risks of Investing in the Fund” is amended to add the following:

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or tax-exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

In the “Fund Overview” section of the prospectus, the subsection entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Travis Cooke, CFA	2013	Managing Director of BlackRock, Inc.

The section of the prospectus captioned “Details About the Funds – Investment Risks – Principal Risks of Investing in the Funds” is hereby amended to note that Derivatives Risk, High Portfolio Turnover Risk and Leverage Risk are all principal risks of investing in Small Cap Growth Equity and are no longer “other risks” for the Fund.

The section of the prospectus captioned “Details About the Funds – Investment Risks – Other Risks of Investing in the Funds” is amended to add the following:

Debt Securities Risk (Small Cap Growth Equity) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Emerging Markets Risk (Small Cap Growth Equity) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop

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unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the

United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Indexed and Inverse Securities Risk (Small Cap Growth Equity) — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

REIT Investment Risk (Small Cap Growth Equity) — In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements and Purchase and Sale Contracts Risk (Small Cap Growth Equity) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Securities Lending Risk (Small Cap Growth Equity) — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Warrants Risk (Small Cap Growth Equity) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The section of the prospectus captioned “Details About the Funds – How Each Fund Invests – About the Portfolio Management Team of Small Cap Growth Equity” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF SMALL CAP GROWTH EQUITY
Travis Cooke, CFA is the portfolio manager of Small Cap Growth Equity and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds – Portfolio Manager Information” for additional information about the portfolio manager.

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The section of the prospectus captioned “Management of the Funds – Portfolio Manager Information – Small Cap Growth Equity” is deleted in its entirety and replaced with the following:

Small Cap Growth Equity

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Travis Cooke, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011; Principal of Barclays Global Investors from 2002 to 2009.

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Shareholders should retain this Supplement for future reference.

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